Exhibit 10.1

Execution Version

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of the 25th day of January, 2008 (this “Amendment”), is made among IPC HOLDINGS, LTD., a company organized under the laws of Bermuda (“IPC Holdings”), IPCRe LIMITED, a company organized under the laws of Bermuda (“IPCRe Limited” and collectively with IPC Holdings, the “Credit Parties”), the Lenders (as defined in the hereinafter defined Credit Agreement) party hereto, and WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent and Fronting Bank (the “Administrative Agent”).

RECITALS

A. The Credit Parties, the Lenders party thereto and the Administrative Agent are parties to that certain Credit Agreement dated as of April 13, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) providing for a $500,000,000 senior revolving credit facilities. Capitalized terms used herein without definition shall have the meanings given to them in the Credit Agreement.

B. The Credit Parties have requested certain amendments to the Credit Agreement and the Administrative Agent and the Lenders have agreed to make such amendments on the terms and conditions set forth herein.

STATEMENT OF AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

AMENDMENTS TO CREDIT AGREEMENT

1.1 Amendments to Section 1.1 Consisting of New Definitions. The following definitions are hereby added to Section 1.1 of the Credit Agreement in appropriate alphabetical order:

“Account Control Agreement” means, collectively, (i) the account control agreement among Mellon Bank, N.A., as Custodian, the Administrative Agent and IPCRe Limited substantially in the form of Exhibit A attached to the First Amendment and (ii) each other account control agreement entered into by an Account Party, the Administrative Agent, and a Custodian, in each case to provide for the control of such Account Party’s Custodial Account to perfect the security interest of Administrative Agent therein, each in form and substance reasonably satisfactory to the Administrative Agent, as amended, modified, restated or supplemented from time to time.

“Existing Security Agreement” means the Security Agreement made by IPCRe Limited on the Closing Date, in substantially the form of Exhibit F to the Credit Agreement, as amended, modified, restated or supplemented from time to time.

“First Amendment” shall mean the First Amendment to Credit Agreement, dated as of January 25, 2008, among the Credit Parties, the Lenders party thereto, and the Administrative Agent.

“First Amendment Effective Date” shall mean the date upon which the conditions to the effectiveness of the First Amendment set forth in Article II thereof are satisfied or waived in accordance with their terms.

“Percentage Obligations” has the meaning given to such term in the form of Syndicated Letter of Credit attached to the Credit Agreement.

1.2 Amendments to Section 1.1 Consisting of Modified Definitions. The following definitions in Section 1.1 of the Credit Agreement are hereby modified as follows:

“Collateral” means (i) with respect to Collateral maintained by AIG Global Investment Trust Services Limited, the Charged Portfolio and (ii) with respect to Collateral maintained by any other Custodian, Eligible Collateral which is deposited into a Custodial Account and made subject to the Security Documents.

“Custodial Account” means each investment securities account of the Account Parties (or any of them) maintained with any Custodian pursuant to the applicable Custody Agreement into which the Collateral shall be deposited from time to time and over which the Administrative Agent has a valid and enforceable security interest in and Lien upon such Collateral superior to and prior to the rights of all third persons and subject to no other Liens.

“Custodian’s Undertaking” means each Custodian’s Undertaking among each Account Party, the Administrative Agent and the Custodian, in substantially the form of Schedule 2 to the Existing Security Agreement, as amended, modified, restated or supplemented from time to time.

“Custody Agreement” means, collectively (i) the Custody Agreement dated as of January 1, 2008 between IPCRe Limited and Mellon Bank, N.A., and (ii) any other custody agreement between an Account Party and a Custodian approved by the Administrative Agent, as each may be amended, modified or restated and in effect from time to time.

“Fronting Bank” means Wachovia in its capacity as issuer of Participated Letters of Credit and in its capacity as a fronting bank on behalf of each Non-NAIC Lender pursuant to Section 3.1(h), and its successors in such capacity.

“Issuing Bank” means, (i) with respect to any Participated Letter of Credit, the applicable Fronting Bank and (ii) with respect to a Syndicated Letter of Credit, the Lenders (other than a Non-NAIC Lender) who have issued such Syndicated Letter of Credit (and the Fronting Bank on behalf of any Non-NAIC Lender).

“Security Agreement” means (i) the Existing Security Agreement and (ii) each other Security Agreement made by an Account Party in favor of the Administrative Agent, in substantially the form of Exhibit A attached to the First Amendment, as amended, modified, restated or supplemented from time to time.

“Security Documents” means (i) each Security Agreement, (ii) each Custodian’s Undertaking, (iii) each Account Control Agreement, (iv) each other security agreement executed and delivered pursuant to Section 6.11 and (v) each other document, agreement, certificate, notice and/or financing statement, executed, delivered, made or filed pursuant to the terms of the documents specified in foregoing clauses (i), (ii), (iii) and (iv).

1.3 Amendments to Section 1.1 Consisting of Deleting Definitions. The following definition in Section 1.1 of the Credit Agreement are hereby deleted: Existing Letters of Credit.

1.4 Amendments to Section 1.3(b) (Other Terms; Construction). Section 1.3(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“All references herein to the Lenders, the Tranche 1 Lenders or the Tranche 2 Lenders or any of them shall be deemed (i) to include the Fronting Banks unless specifically provided otherwise or unless the context otherwise requires, and (ii) to exclude any Non-NAIC Lender if the context includes Syndicated Letters of Credit, provided that a Fronting Bank has agreed to front for such Non-NAIC Lender pursuant to Section 3.1(h). All references herein to the Lenders shall mean either the Tranche 1 Lenders or the Tranche 2 Lenders, as the case may be, (and in each case shall also include the Fronting Bank if the context includes Participated Letters of Credit or a Syndicated Letter of Credit for which the Fronting Bank has fronted for a Non-NAIC Lender pursuant to Section 3.1(h)) unless specifically provided otherwise or unless the context otherwise requires. All references herein to a Lender’s participation in any Participated Letter of Credit shall include each Non-NAIC Lenders’ participation in any Syndicated Letter of Credit.”

1.5 Amendments to Section 3.1(a) (Syndicated Letters of Credit). Section 3.1(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(a) General. Subject to the terms and conditions set forth herein, at the request of any Account Party at any time and from time to time during the Availability Period, each Tranche 1 Lender agrees to Issue Tranche 1 Letters of Credit as Syndicated Letters of Credit and each Tranche 2 Lender agrees to Issue Tranche 2 Letters of Credit as Syndicated Letters of Credit, in each case for the account of such Account Party. Each Syndicated Letter of Credit shall be substantially in the form of Exhibit C-1. If at the time any Account Party requests the Issuance of a Syndicated Letter of Credit and any Lender is a Non-NAIC Lender, then the Fronting Bank shall Issue such Non-NAIC Lender’s Ratable Share of such Syndicated Letter of Credit pursuant to Section 3.1(h). Absent the prior written consent of each Tranche 1 Lender or Tranche 2 Lender, as the case may be, no Syndicated Letter of Credit may be Issued that would vary the several and not joint nature of the obligations of the Lenders thereunder as provided in the next succeeding sentence. Each Syndicated Letter of Credit shall be Issued by all of the Tranche 1 Lenders or Tranche 2 Lenders, as the case may be, acting through the Administrative Agent, at the time of Issuance as a single multi-bank letter of credit, but the obligation of each Lender thereunder shall be several and not joint, in the amount of its Percentage Obligation of such Syndicated Letter of Credit; provided that the Fronting Bank shall be severally (and not jointly) liable for its Percentage Obligation of such Syndicated Letter of Credit plus the Percentage Obligation of each Non-NAIC Lender that it is fronting for pursuant to Section 3.1(h).”

1.6 Amendments to Section 3.1(d) (Obligation of Lenders). Section 3.1(d) of the Credit Agreement is hereby amended by inserting the following proviso at the end of the first sentence thereof:

“provided that the Fronting Bank shall be severally (and not jointly liable) for its Percentage Obligation of the Stated Amount of such Syndicated Letter of Credit plus the Percentage Obligation of each Non-NAIC Lender that it is fronting for pursuant to Section 3.1(h).”

1.7 Amendments to Section 3.1(h) (Loss of NAIC Approval). Section 3.1(h) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(h) Non-NAIC Lenders. In the event any Lender advises the Administrative Agent that such Lender is a Non-NAIC Lender, the Credit Parties, the Administrative Agent, such Non-NAIC Lender and the other Lenders, including without limitation the applicable Fronting Bank for such Non-NAIC Lender, hereby agree that (i) such Non-NAIC Lender shall cease to Issue Syndicated Letters of Credit so long as it is a Non-NAIC Lender and such Non-NAIC Lenders’ Ratable Share of any Syndicated Letter of Credit will be Issued by the applicable Fronting Bank for such Non-NAIC Lender, (ii) to the extent Syndicated Letters of Credit are outstanding, the Account Parties will each use all commercially reasonable efforts to cause the beneficiaries thereof to execute and deliver an amendment to any Syndicated Letter of Credit of such Account Party such that the Non-NAIC Lender is removed from such Syndicated Letter of Credit and the applicable Fronting Bank is added to such Syndicated Letter of Credit to honor any draft drawn thereon in an amount equal to such Non-NAIC Lender’s Percentage Obligation with respect to such Syndicated Letter of Credit, (iii) immediately upon the issuance or amendment of any Syndicated Letter of Credit, each Non-NAIC Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, without recourse or warranty, purchase from the applicable Fronting Bank a risk participation in each such Syndicated Letter of Credit in accordance with Section 3.2(d) in an amount equal to such Non-NAIC Lender’s Percentage Obligation of the Stated Amount of such Syndicated Letter of Credit and (iv) each Non-NAIC Lender shall pay to the applicable Fronting Bank a fronting fee computed on the risk participation purchased by such Non-NAIC Lender from such Fronting Bank with respect to such Syndicated Letter of Credit at the rate per annum as separately agreed to between such Non-NAIC Lender and such Fronting Bank. Unless otherwise agreed between such Non-NAIC Lender, the applicable Fronting Bank and the Administrative Agent, such fronting fee shall be paid by reducing the Tranche 1 Letter of

Credit Fee or Tranche 2 Letter of Credit Fee, as the case may be, otherwise payable to such Non-NAIC Lender by an amount equal to such fronting fee and paying the same to the applicable Fronting Bank.”

1.8 Amendments to Section 3.2(d) (Participations). Section 3.2(d) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(d) Participations. By the Issuance of a Participated Letter of Credit by the Fronting Bank (or the fronting for a Non-NAIC Lender in respect of a Syndicated Letter of Credit pursuant to Section 3.1(h) by the applicable Fronting Bank) and without any further action on the part of such Fronting Bank or the applicable Lenders, the applicable Fronting Bank hereby grants to each applicable Lender in respect of such Participated Letter of Credit (or to the Non-NAIC Lender in respect of such Syndicated Letter of Credit), and each such Lender hereby acquires from such Fronting Bank, participation in such Participated Letter of Credit (or such Syndicated Letters of Credit) in an amount equal to such Lender’s Ratable Share of the Stated Amount of such Participated Letter of Credit (or such Syndicated Letters of Credit) and the applicable Account Party’s reimbursement obligations with respect thereto. Each Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Participated Letters of Credit (or such Syndicated Letters of Credit) is absolute, irrevocable and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of such Letter of Credit or the occurrence and continuance of a Default or Event of Default or reduction or termination of the Total Commitments. In consideration and in furtherance of the foregoing, each Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for account of the Fronting Bank, such Lender’s Ratable Share of each L/C Disbursement made by the Fronting Bank in respect of any Participated Letter of Credit (or Syndicated Letters of Credit) promptly upon the request of the Fronting Bank at any time from the time such L/C Disbursement is made until such L/C Disbursement is reimbursed by the applicable Account Party or at any time after any reimbursement payment is required to be disgorged or refunded to any Account Party for any reason. Such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Promptly following receipt by the Administrative Agent of any payment from any Account Party pursuant to Section 3.2(e), the Administrative Agent shall distribute such payment to the Fronting Bank or, to the extent that any Lenders have made payments pursuant to this paragraph to reimburse the Fronting Bank, then to such Lenders and the Fronting Bank as their interests may appear. Any payment made by a Lender pursuant to this paragraph to reimburse the Fronting Bank for any L/C Disbursement shall not relieve the applicable Account Party of its obligation to reimburse such L/C Disbursement. Notwithstanding anything herein to the contrary, effective upon the increase of the Commitments pursuant to Section 2.19, each Lender’s participation in any Participated Letter of Credit outstanding on such date shall be automatically adjusted to reflect its Ratable Share after giving effect to such increase.”

1.9 Amendments to Section 3.2(f) (Disbursement Procedures; Funding of Participations). Clause (i) of Section 3.2(f) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(i) The Fronting Bank shall, within a reasonable time following its receipt thereof (and, in any event, within any time specified in the text of the relevant Participated Letters of Credit), examine all documents purporting to represent a demand for payment under a Participated Letter of Credit. The Fronting Bank shall promptly after such examination notify the Administrative Agent and the applicable Account Party by telephone (confirmed by telecopy or email) of such demand for payment and whether the Fronting Bank has made or will make a L/C Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve such Account Party of its obligation to reimburse the Fronting Bank and the applicable Lenders with respect to any such L/C Disbursement. If such Account Party shall fail to reimburse the Fronting Bank for such L/C Disbursement on the date and time specified in Section 3.2(e), the Administrative Agent shall notify each applicable Lender of the applicable L/C Disbursement, the payment then due from such Account Party in respect thereof and such Lender’s Ratable Share thereof. Each applicable Lender (including the Lender acting as Fronting Bank and any Non-NAIC Lender) shall upon such notice make funds available in Dollars to the Administrative Agent for the account of the Fronting Bank at the Payment Office in an amount equal to (i) in the case of a Participated Letter of Credit, its Ratable Share of the unpaid L/C Disbursement and (ii) in the case of a Non-NAIC Lender, its Percentage Obligation of the applicable Syndicated Letter of Credit being fronted by such Fronting Bank pursuant to Section 3.1(h) (such amount in each case, its “L/C Advance”) not later than 2:00 p.m. on the Business Day specified in such notice by the Administrative Agent. No such making of an L/C Advance shall relieve or otherwise impair the obligation of the applicable Account Party to reimburse the Fronting Bank for the amount of any payment made by the Fronting Bank under such Participated Letter of Credit (or such Syndicated Letter of Credit in the case of a Non-NAIC Lender), together with interest as provided herein.”

1.10 Amendments to Section 3.3 (Existing Letters of Credit). Section 3.3 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Section 3.3 [Reserved]”

1.11 Amendments to Section 5.18 (Security Documents). Section 5.18 of the Credit Agreement is hereby amended by deleting the final sentence thereof and replacing it with the following:

“No filings or recordings are required in order to ensure the enforceability, perfection or priority of the security interests created under the Security Documents, except for filings or recordings which shall have been previously made.”

1.12 Amendments to Section 6.10 (Collateral). Section 6.10 of the Credit Agreement is hereby amended by adding the following subsection (e):

(e) So long as no Default or Event of Default has occurred and is continuing, any Account Party may on any Business Day deliver to the Administrative Agent a request to transfer Collateral from one or more of its existing Custodial Accounts to a new Custodial Account by delivering in writing to the Administrative Agent a request in writing and the Administrative Agent shall have received the following:

(i) counterparts of a new Security Agreement duly executed by such Account Party and counterparts of an Account Control Agreement duly executed by such Account Party and the applicable Custodian, and such new Security Documents shall be in full force and effect;

(ii) a copy of the executed Custody Agreement between such Account Party and the applicable Custodian which shall be in form and substance reasonably satisfactory to the Administrative Agent;

(ii) all documents and instruments required by law in each applicable jurisdiction or reasonably requested by the Administrative Agent to be filed, registered or recorded to create or perfect the Liens intended to be created under such new Security Agreement;

(iii) certified reports from an independent search service satisfactory to the Administrative Agent listing any judgment or tax lien filing or Uniform Commercial Code financing statement or similar notice regarding the existence of any Lien that names such Account Party as debtor or chargor in any of the jurisdictions requested to be searched by the Administrative Agent and the results thereof shall be reasonably satisfactory to the Administrative Agent;

(iv) legal opinions, in form and substance reasonably satisfactory to the Administrative Agent, addressed to the Administrative Agent and each of the Lenders, which opinions shall cover the enforceability of such new Security Documents, the creation and perfection of the security interest created thereby and such other matters reasonably requested by the Administrative Agent;

(v) a certificate, signed by an authorized officer of such Account Party, in form and substance reasonably satisfactory to the Administrative Agent, certifying that after giving effect to such transfer of Collateral that the Security Documents then in effect create a valid and enforceable security interest in and Lien upon all right, title and interest of such Account Party in and to the Collateral purported to be pledged by it thereunder and described therein, superior to and prior to the rights of all third persons and subject to no other Liens except as specifically permitted therein and that no filings or recordings are required in order to ensure the enforceability, perfection or priority of the security interests created under such Security Documents, except for filings or recordings which shall have been previously made; and

(vi) such other documents, certificates, opinions, and instruments in connection with such transfer of Collateral as the Administrative Agent shall have reasonably requested.

1.13 Amendment to Schedule 3.3 (Existing Letters of Credit). Schedule 3.3 to the Credit Agreement is deleted in its entirety.

ARTICLE II

CONDITIONS OF EFFECTIVENESS

This First Amendment shall become effective as of the date (the “First Amendment Effective Date”) when, and only when, each of the following conditions precedent shall have been satisfied:

(a) The Administrative Agent shall have received, dated as of the First Amendment Effective Date, an executed counterpart hereof from each of the Credit Parties and the Required Lenders; and

(b) Since December 31, 2006, there has not occurred any Material Adverse Effect.

ARTICLE III

CONFIRMATION OF REPRESENTATIONS AND WARRANTIES

Each of the Credit Parties hereby represents and warrants, on and as of the First Amendment Effective Date, that the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects, with the same effect as if made on and as of such date, both immediately before and after giving effect to the First Amendment (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty shall be true and correct in all material respects as of such date).

ARTICLE IV

ACKNOWLEDGEMENT AND CONFIRMATION OF THE CREDIT PARTIES

Each of the Credit Parties hereby confirms and agrees that, after giving effect to this First Amendment, the Credit Agreement and the other Credit Documents remain in full force and effect and enforceable against the Credit Parties in accordance with their respective terms and shall not be discharged, diminished, limited or otherwise affected in any respect, and represents and warrants to the Lenders that it has no knowledge of any claims, counterclaims, offsets, or defenses to or with respect to its obligations under the Credit Documents, or if such Credit Party has any such claims, counterclaims, offsets, or defenses to the Credit Documents or any transaction related to the Credit Documents, the same are hereby waived, relinquished, and released in consideration of the execution of this First Amendment. This acknowledgement and confirmation by the Credit Parties is made and delivered to induce the Administrative Agent and the Lenders to enter into this First Amendment, and each of the Credit Parties acknowledges that the Administrative Agent and the Lenders would not enter into this First Amendment in the absence of the acknowledgement and confirmation contained herein.

ARTICLE V

MISCELLANEOUS

5.1 Governing Law. This First Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York.

5.2 Full Force and Effect. Except as expressly amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Credit Agreement, “hereinafter,” “hereto,” “hereof,” and words of similar import shall, unless the context otherwise requires, mean the Credit Agreement after amendment by this First Amendment. Any reference to the Credit Agreement or any of the other Credit Documents herein or in any such documents shall refer to the Credit Agreement and Credit Documents as amended hereby. This First Amendment is limited as specified and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of the Credit Agreement except as expressly set forth herein. This First Amendment shall constitute a Credit Document under the terms of the Credit Agreement.

5.3 Expenses. The Credit Parties agree on demand (i) to pay all reasonable fees and expenses of counsel to the Administrative Agent, and (ii) to reimburse the Administrative Agent for all reasonable out-of-pocket costs and expenses, in each case, in connection with the preparation, negotiation, execution and delivery of this First Amendment and the other Credit Documents delivered in connection herewith.

5.4 Severability. To the extent any provision of this First Amendment is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in any such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this First Amendment in any jurisdiction.

5.5 Successors and Assigns. This First Amendment shall be binding upon, inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto.

5.6 Construction. The headings of the various sections and subsections of this First Amendment have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof.

5.7 Counterparts. This First Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

[THE BALANCE OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their duly authorized officers as of the date first above written.

IPC HOLDINGS, LTD.

By:	/s/ John Weale
Name:	John Weale
Title:	Senior Vice President & Chief Financial Officer

IPCRe LIMITED

By:	/s/ Robin Newman
Name:	Robin Newman
Title:	Vice President and Controller

SIGNATURE PAGE TO

FIRST AMENDMENT TO

CREDIT AGREEMENT

WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent, Fronting Bank and as a Lender

By:	/s/ Karen Hanke
Name:	Karen Hanke
Title:	Director

SIGNATURE PAGE TO

FIRST AMENDMENT TO

CREDIT AGREEMENT

HSBC BANK USA, NATIONAL ASSOCIATION, as Syndication Agent and as a Lender

By:	/s/ Jimmy Tse
Name:	Jimmy Tse
Title:	Vice President

SIGNATURE PAGE TO

FIRST AMENDMENT TO

CREDIT AGREEMENT

ING BANK N.V., LONDON BRANCH, as Documentation Agent and as a Lender

By:	/s/ M E R Sharman
Name:	M E R Sharman
Title:	Managing Director

By:	/s/ P N A Galpin
Name:	P N A Galpin
Title:	Director

SIGNATURE PAGE TO

FIRST AMENDMENT TO

CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Melvin Jackson
Name:	Melvin Jackson
Title:	Vice President

SIGNATURE PAGE TO

FIRST AMENDMENT TO

CREDIT AGREEMENT

MELLON BANK, N.A., as a Lender

By:	/s/ Michael Pensari
Name:	Michael Pensari
Title:	Authorized Signor

SIGNATURE PAGE TO

FIRST AMENDMENT TO

CREDIT AGREEMENT

BAYERISCHE LANDESBANK, NY BRANCH as a Lender

By:	/s/ Joseph Campagna
Name:	Joseph Campagna
Title:	Senior Vice President

By:	/s/ Steve Fielitz
Name:	Steve Fielitz
Title:	Vice President

SIGNATURE PAGE TO

FIRST AMENDMENT TO

CREDIT AGREEMENT